UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2019

Tailored Brands, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	47-4908760 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

281-776-7000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TLRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Mary Beth Blake, Brand President-Jos. A. Bank resigned from Tailored Brands, Inc. (the “Company”). On December 27, 2019, the Company and Ms. Blake finalized a Separation Agreement pursuant to which Ms. Blake’s employment with the Company ended on December 31, 2019 (“Termination Date”). Per the terms of the Separation Agreement, Ms. Blake will receive (i) $600,000 to be paid through the first anniversary of the Termination Date in substantially equal installments, (ii) a lump sum payment of $42,000 representing the bonus earned by Ms. Blake under the Company’s annual incentive plan for fiscal 2019, to be paid no later than April 15, 2020, (iii) a lump sum payment of $40,000 payable within 15 days of her Termination Date in consideration for certain equity awards that would have vested in April 2020, (iv) a lump sum payment of $12,000 for health insurance premiums, and (v) up to $10,000 in reimbursements for outplacement services. Pursuant to the Separation Agreement, Ms. Blake provides a full release of all claims related to her employment with and/or separation from the Company and agrees not to work for certain named competitors of the Company or solicit employees from the Company for a period of twelve months following her Termination Date.

The foregoing summary description of the Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

 (d) Exhibits

The following exhibit is included in this Form 8-K.

10.1	Separation Agreement by and between Tailored Shared Services, LLC and Mary Beth Blake.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Separation Agreement by and between Tailored Shared Services, LLC and Mary Beth Blake.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       January 3, 2020

TAILORED BRANDS, INC.

By:	/s/ Brian T. Vaclavik

Senior Vice President and Chief Accounting Officer